SUPPLEMENT DATED AUGUST 1, 2007
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2007

                               JNL(R) SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

ON PAGE 33, PLEASE DELETE THE FIRST PARAGRAPH OF (2) IN ITS ENTIRETY AND REPLACE IT WITH THE FOLLOWING:

(2)  No Fund  (except for the  JNL/AIM  Real Estate  Fund,  JNL/S&P  Disciplined
     Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund) may invest more than 25% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. government securities). It is important to note that industry classification may be very narrow. For example, the telecommunications industry is comprised of several services, which are considered separate industries by the sub-advisers. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there may be more service industries created. Similarly, within the metals and mining industry, issuers may be classified into several distinct industries that are considered separate industries, including, but not limited to: aluminum; diversified metals and mining; gold; precious metals and minerals; steel; copper; and nickel. As different industries continue to expand, new technologies are created, and companies continue to specialize, there may be more industries created.


















This Supplement is dated August 1, 2007.


(To be used with V3180 Rev. 05/07.)

                                                                   V6166 08/07